                                                                  Exhibit 10-a-1

                                                                       EXHIBIT 1


                               NORDSON CORPORATION

                            1995 MANAGEMENT INCENTIVE
                                COMPENSATION PLAN

                      ELIGIBLE POSITIONS FOR 2001 PLAN YEAR


-        President and Chief Executive Officer

-        Executive Vice President

-        Sr. Vice President

-        Vice President

-        Vice President - Corporate Research and Technology

-        Vice President - Finance and Controller

-        Vice President - Manufacturing

-        Vice President - Human Resources